UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment # 1 to

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2017

GENEREX BIOTECHNOLOGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-29169	98-0178636
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

10102 USA Today Way Miramar, Florida	33025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 364-2551

4145 North Service Rd, Suite 200, Burlington, Ontario Canada L7L 6A3

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

Generex Biotechnology Corporation

Form 8-K/A

Amendment to Current Report on Form 8-K dated January 17, 2107

EXPLANATORY NOTE

The purpose of this amendment on Form 8-K/A to Generex Biotechnology Corporation’s Current Report on Form 8-K dated January 17, 2017 and filed January 20, 2017 is solely to resubmit the Financial Statements of the Business Acquired pursuant to Item 9(a) as some lines were missing from the as-filed financial statements. There were no changes to the financial statements.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

In accordance with Item 9.01(a), the Combined Financial Statements of Hema Diagnostic Systems and Associates as of and for the years ended December 31, 2015 and 2016, and as of and for the nine months ended September 30, 2016 and 2015 (unaudited), are included in this Report following the signature page

(c) Pro forma financial information.

Pro Froma financial information required by Item 9.01(c) will be filed by amendment to this Current Report within 71 days after the date of this Current Report.

(d) Exhibits.

The following exhibits are being filed herewith this Current Report:

10.1 Acquisition Agreement among Generex Biotechnology Corporation, Hema Diagnostic Systems, LLC, Stephen L. Berkman and the other Equity Owners of Hema Diagnostic Systems, LLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENEREX BIOTECHNOLOGY CORPORATION.

Date: January 23, 2017	/s/ Joseph Moscato
Joseph Moscato
President and Chief Executive Officer

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HEMA DIAGNOSTIC SYSYTEMS, LLC and ASSOCIATES

COMBINED Financial Statements

36

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Hema Diagnostics Systems, LLC

Miramar, Florida

We have audited the accompanying combined balance sheets of Hema Diagnostics Systems, LLC, Hema Diagnostics Systems Panama, PTY and Rapid Medical Diagnostics, Corp. as of December 31, 2015 and 2014, and the related combined statements of operations, owners’ deficit, and cash flows for the two years then ended. These combined financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall combined financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of Hema Diagnostics Systems, LLC, Hema Diagnostics Systems Panama, PTY and Rapid Medical Diagnostics, Corp. as of December 31, 2015 and 2014, and the results of its combined operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has incurred negative working capital and cash flows; and has suffered recurring losses from operations; which raises substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Liggett & Webb, P.A.
Boynton Beach, Florida
November 7, 2016

F-1

HEMA DIAGNOSTIC SYSTEMS, LLC and ASSOCIATES

Combined Balance Sheets

	December 31,
	2015	2014
ASSETS
CURRENT ASSETS:
Cash	$29,928	$40,499
Accounts receivable, net	5,604	91
Inventory, net	29,303	41,575
Advances and loans receivable	928,174	782,723
TOTAL CURRENT ASSETS	993,009	864,888

PROPERTY AND EQUIPMENT, NET	12,936	22,767
OTHER ASSETS, NET	38,265	40,829

TOTAL ASSETS	$1,044,210	$928,484

LIABILITIES AND OWNERS' DEFICIT
CURRENT LIABILITIES:
Accounts payable	$368,618	$367,176
Accrued interest	81,924	54,669
Customer deposits	59,775	59,775
Loan payables - shareholder	14,144,391	14,144,391
Due to affiliates, net	81,054	83,225
Other current liabilities	21,689	29,040
TOTAL CURRENT LIABILITIES	14,757,451	14,738,276

COMMITMENTS AND CONTINGENCIES

OWNERS' DEFICIT:
Owners equity	5,856,329	4,745,329
Accumulated deficit	(19,569,570)	(18,555,121)
TOTAL OWNERS' DEFICIT	(13,713,241)	(13,809,792)

TOTAL LIABILITIES AND OWNERS' DEFICIT	$1,044,210	$928,484

See accompanying notes to the combined financial statements

F-2

HEMA DIAGNOSTIC SYSTEMS, LLC and ASSOCIATES

Combined Statements of Operations

	For the Years Ended December 31,
	2015	2014
REVENUES, NET	$5,703	$18,025

COST OF REVENUES	990	9,788

GROSS PROFIT	4,713	8,237

OPERATING EXPENSES
Selling and Marketing Expenses	55,750	58,202
Research and Development	534,809	527,257
General and Administrative Expenses:
Personnel expense	257,998	256,185
Professional fees	16,216	28,965
Facilities	70,617	64,085
Other general and administrative expenses	55,260	47,456
TOTAL OPERATING EXPENSES	990,652	982,150

LOSS FROM OPERATIONS	(985,939)	(973,913)

OTHER INCOME (EXPENSE)
Interest income (expense), net	(24,778)	(25,616)
Other income (expense), net	(3,732)	—
TOTAL OTHER INCOME (EXPENSE)	(28,510)	(25,616)

NET LOSS	$(1,014,449)	$(999,529)

See accompanying notes to the combined financial statements

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HEMA DIAGNOSTIC SYSTEMS, LLC and ASSOCIATES

Combined Statements of Owners’ Deficit

			For the Years ended December 31, 2015 and 2014
	Common Stock
	Shares	Amount	Owners’ Equity	Accumulated Deficit	Total Owners’ Deficit
BALANCE AT JANUARY 1, 2014	100	$0	$4,745,329	$(17,555,592)	$(12,810,263)
Net Loss	—	—	—	(999,529)	(999,529)
BALANCE AT DECEMBER 31, 2014	100	0	4,745,329	(18,555,121)	(13,809,792)
Capital contribution	—	—	1,111,000	—	1,111,000
Net Loss	—	—	—	(1,014,449)	(1,014,449)
BALANCE AT DECEMBER 31, 2015	100	$0	$5,856,329	$(19,569,570)	$(13,713,241)

See accompanying notes to the combined financial statements

F-4

HEMA DIAGNOSTIC SYSTEMS, LLC and ASSOCIATES

Combined Statements of Cash Flows

	For the Year Ended December 31,
	2015	2014
CASH FLOW FROM OPERATING ACTIVITIES:
NET LOSS	$(1,014,449)	$(999,529)
ADJUSTMENTS TO RECONCILE NET LOSS TO NET CASH USED
IN OPERATING ACTIVITIES:
Depreciation and amortization	11,775	9,284
Allowance for inventory obsolesence	7,750	—
Loss on disposal of fixed asset	620	—
Changes in operating assets and liabilities:
(Increase) decrease in accounts receivable, net	(5,513)	1,184
(Increase) decrease in inventory	4,522	6,697
Increase in accounts payable	(2,828)	2,932
Accrued interest	27,254	28,930
Increase in customer deposits	—	(2,025)
Net cash used in operating activities	(970,869)	(952,527)

CASH FLOWS FROM INVESTING ACTIVITIES:
Employee loans	(145,451)	(129,013)
Purchase of fixed assets	—	(1,659)
Due to affiliates	3,773	(329)
Net cash used in investing activities	(141,678)	(131,001)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shareholder loans	—	1,117,873
Repayment of line of credit	(3,080)	(5,329)
Repament of shareholder loan	(5,944)	(5,944)
Capital contributions	1,111,000	—
Net cash provided by financing activities	1,101,976	1,106,600

NET CHANGE IN CASH	(10,571)	23,072

CASH AT THE BEGINNING OF THE PERIOD	40,499	17,427
CASH AT THE END OF THE PERIOD	$29,927	$40,499

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid during the period for:
Income taxes	$—	$—
Interest	$30,687	$30,903

Non Cash Investing and Financing

During 2015, $296,369 of amounts due from Hema Diagnostics Systems Panama was transferred to our founder and shareholder as partial satisfaction of a balance due him by Hema Diagnostics.

See accompanying notes to the combined financial statements

F-5

HEMA DIAGNOSTIC SYSTEMS, LLC and ASSOCIATES

Notes to Combined Financial Statements

NOTE 1. ORGANIZATION AND NATURE OF OPERATIONS

The Combined Financial Statements of Hema Diagnostic Systems, LLC and Associates (collectively the “Company”) include the accounts of Hema Diagnostic Systems, LLC; Hema Diagnostics Systems Panama, PTY and Rapid Medical Diagnostics, Corp as the entities are under common control and management. All transactions and accounts between and among the entities have been eliminated. The Company has evaluated subsequent events through November 7, 2016, which is the date the Combined Financial Statements were available to be issued.

HEMA DIAGNOSTIC SYSTEMS, LLC (“HDS”), was founded to market and distribute certain third party medical testing device technology. When new and innovative medical device testing technology became available that was both proprietary from and competitive to the previous third party technology, the principals decided to pursue the commercialization of the new technologies. HDS, a Florida limited liability corporation founded December 14, 2000 and began operations in 2002 to perform product research and development, create distribution channels and sales and marking and administration functions and is currently commercializing the new proprietary medical testing device patents and technology. HDS has not yet begun to generate significant revenues and is still in the process of perfecting production techniques and obtaining the appropriate certifications for a series of medical devices that will be able to detect certain diseases quickly and cost effectively.

HEMA DIAGNOSTICS SYSTEMS PANAMA, PTY (“HDP”) was established to distribute HDS products in Central and South America. HDS operates as the administration and disbursing arm for HDP. HDS is affiliated with HDP through common ownership and operates under a Management Services Agreements (“MSA”) that provides for the reimbursement of expenses incurred by HDS on behalf of its affiliates. HDS receives a service fee for performing these administration services as specified in the MSA agreements. The affiliate’s ability to repay HDS for funds advanced on their behalf, is entirely dependent on the successful commercialization of Rapid Medical Diagnostics technology and the resulting royalty payments generated there from. In late 2015, HDP’s balance due to HDS of $295,564 was transferred to a founder and shareholder as partial satisfaction in the balance due to him by HDS.

RAPID MEDICAL DIAGNOSTICS, CORP. (“RMD”) was established to develop products and hold patents for HDS and is affiliated with HDS through common ownership and management. HDS operates as the administration and disbursing arm of RMD in accordance with a Management Services Agreements (“MSA”) between the parties that provides HDS a service fee for performing these administrative and disbursing services. Consequently, HDS records substantial amounts due from RMD as a result of transactions disbursed by HDS on RMD’s behalf. RMD’s ability to repay HDS for funds advanced on its behalf, is entirely dependent on the successful commercialization of RMD patents and technologies by HDS and the resulting royalty payments generated there from. RMD has licensed its patents and technologies exclusively to HDS, which will entitle RMD to receive royalties from HDS once those technologies achieve commercial viability (see Note 8). To date there has been no royalty paid to or earned by RMD. Correspondingly, HDS has waived its right to receive service fees under the MSA until HDS successfully commercializes RMD’s licensed technologies. In late 2013, RMD’s balance due to HDS of approximately $632,000 was transferred to a founder and shareholder as partial satisfaction of the balance due to him by HDS.

F-6

NOTE 2. GOING CONCERN

The accompanying combined financial statements have been prepared assuming that the Company will continue as a going concern. The Company generated net losses of approximately $1,014,000 and $1,000,000 for the years ended December 31, 2015 and 2014, respectively. The net loss incurred in 2015 has resulted in an accumulated deficit of approximately $19,570,000 and a total Owners’ deficit of approximately $13,713,000 at December 31, 2015. Financing activities provided approximately $1,111,000 during 2015, which was primarily due to additional capital contribution from a shareholder. During 2016, the Company continues to incur losses and require cash advances.

In response to the losses incurred in 2015, the Company continues to constantly evaluate and monitor its cash needs and existing cash burn rate, in order to make adjustments to its operating expenses. Cash on hand was approximately $30,000 at December 31, 2015.

No assurances can be given that the Company will achieve success in obtaining sufficient levels of end user sell-through necessary to fully sustain its operations, without seeking additional financing. There also can be no assurances that additional financing, if required, can be obtained, or obtained on reasonable terms acceptable to the Company.

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of estimates

The preparation of combined financial statements in accordance with accounting principles generally accepted in the United States of America (“US-GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting periods. Actual results could differ from those estimates. Estimates which are particularly significant to the financial statements include estimates relating to the determination of impairment of assets, the useful life of property and equipment and the recoverability of advances.

F-7

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Cash and cash equivalents

The Company considers short-term interest bearing investments with initial maturities of three months or less to be cash equivalents. The Company has no cash equivalents at December 31, 2015 and 2014.

Inventory

Inventory is stated at the lower of cost or net realizable value. Cost is determined using the Weighted Average method. The Company periodically evaluates its inventory for any obsolete or slow moving items based on production lot# and advances in production design or technology. Any inventory determined to be obsolete or slow moving is removed from inventory and disposed or a provision is made to reduce slow moving inventory to its net realizable value. At December 31, 2015 and 2014, the Company recorded a reserve for obsolescence of $7,750 and $0, respectively.

Property and equipment

Property and equipment consists of furniture and office equipment, and is stated at cost less accumulated depreciation. Depreciation is determined by using the 200% double declining method for equipment and the straight- line method for leasehold improvements, over the estimated useful lives of the related assets, generally five to fifteen years.

Expenditures for repairs and maintenance of equipment are charged to expense as incurred. Major replacements and betterments are capitalized and depreciated over the remaining useful lives of the related assets.

Intangible assets, net

The Company’s intangible assets consist of patent patented technology. Amortization is computed by applying the straight line method based on the remaining patent life. The primary patent expires in 2026.

Impairment of Long-Lived Assets

The Company evaluates long-lived assets for impairment, including property, plant and equipment and intangible assets, when events or changes in circumstances indicate that the carrying value of such assets may not be recoverable or the assets are being held for sale. Upon the occurrence of a triggering event, the asset is reviewed to assess whether the estimated undiscounted cash flows expected from the use of the asset plus the residual value from the ultimate disposal exceeds the carrying value of the asset. If the carrying value exceeds the estimated recoverable amounts, the asset is written down to the estimated fair value. Any resulting impairment loss is reflected on the Combined Statements of Operations.

F-8

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Revenue recognition

The Company has yet to fully commercialize its products and secure appropriate permits and licenses necessary to begin full worldwide distribution. The Company has had negligible sales to date, primarily related to trial samples and evaluation of the efficacy and suitability of the products to specific target markets.

Sales and the related cost of sales are recognized primarily upon shipment of products (normally when title passes). The Company’s revenue recognition policies are in compliance with ASC Topic 605, which establishes criteria that must be satisfied before revenue is realized or realizable and earned.

The Company recognizes revenue when all of the following four criteria are met:

•                     persuasive evidence of a sales arrangement exists,

•                     delivery has occurred,

•                     the sales price is fixed or determinable and

•                     collectability is probable.

Income taxes

Hema Diagnostic Systems, LLC is a limited liability corporation. Rapid Medical Diagnostic Corp. is a Subchapter S corporation. Federal and state income tax regulations do not require a limited liability corporation or a Subchapter S corporation to pay income taxes. Rather each member’s allocable share of the profit or loss is reported in each member’s individual income tax return. Hema Diagnostics Systems Panama, PTY is a Panamanian company. Due to its operational losses, no taxes are required. Accordingly, no provision or liability for income taxes is reflected for this reporting entity in the accompanying financial statements. The Company’s 2012 – 2015 tax returns remain subject to examination by federal, state or foreign tax authorities.

Risks and uncertainties

The Company’s business could be impacted by continuing price pressure on its product manufacturing, acceptance of its products in the market place, new competitors, changing federal and/or state legislation, new technologies and other factors. Adverse changes in these areas could negatively impact the Company’s financial position, results of operations and cash flows.

F-9

NOTE 4. RECENTLY ISSUED ACCOUNTING STANDARDS AND DEVELOPMENTS

Accounting standards promulgated by the FASB are subject to change.  Changes in such standards may have an impact on the Company’s future consolidated financial statements.  The following are a summary of recent accounting developments.

In February 2015, the FASB issued ASU 2015-02, Consolidation (Topic 810)—Amendments to the Consolidation Analysis (“ASU 2015-02”), which provides guidance on evaluating whether a reporting entity should consolidate certain legal entities. Specifically, the amendments modify the evaluation of whether limited partnerships and similar legal entities are variable interest entities (“VIEs”) or voting interest entities. Further, the amendments eliminate the presumption that a general partner should consolidate a limited partnership, as well as affect the consolidation analysis of reporting entities that are involved with VIEs, particularly those that have fee arrangements and related party relationships. ASU 2015-02 is effective for interim and annual reporting periods beginning after December 15, 2016, with early adoption permitted. A reporting entity may apply the amendments using a modified retrospective approach or a full retrospective application. The Company is currently evaluating the impact, if any, that adopting ASU 2015-02 will have on its combined financial statements.

In February 2016, the FASB issued ASU 2016-02, Leases, which will amend current lease accounting to require lessees to recognize (i) a lease liability, which is a lessee’s obligation to make lease payments arising from a lease, measured on a discounted basis, and (ii) a right-of-use asset, which is an asset that represents the lessee’s right to use, or control the use of, a specified asset for the lease term. ASU 2016-02 does not significantly change lease accounting requirements applicable to lessors; however, certain changes were made to align, where necessary, lessor accounting with the lessee accounting model. This standard will be effective for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. We are currently reviewing the provisions of this ASU to determine if there will be any impact on our results of operations, cash flows or financial condition.

In March 2016, the FASB issued ASU 2016-09, Compensation – Stock Compensation: Improvements to Employee Share-Based Payment Accounting, which relates to the accounting for employee share-based payments. This standard addresses several aspects of the accounting for share-based payment award transactions, including: (a) income tax consequences; (b) classification of awards as either equity or liabilities; and (c) classification on the statement of cash flows. This standard will be effective for fiscal years beginning after December 15, 2016, including interim periods within those fiscal years. We are currently reviewing the provisions of this ASU to determine if there will be any impact on our results of operations, cash flows or financial condition.

There were various other accounting standards and interpretations issued in 2015, none of which are expected to have a material impact on the Company’s financial position, operations or cash flows.

F-10

NOTE 5. INVENTORY

Inventory at December 31, 2015 and 2014 consisted of the following:

Inventory
	2015	2014
Production materials	$30,281	$37,175
Sub-assemblies	5,001	1,900
Finished goods	1,771	2,500
	37,053	41,575
Less: Obsolesence reserve	(7,750)	—
	$29,303	$41,575

Production materials - Consists of certain subcomponents fabricated by outside third parties as well as other components purchased in bulk quantities. The carrying value of these units reflects their direct acquisition cost along with associated transportation costs to the Company’s assembly and packaging facilities.

Sub-assemblies - Consists of units partially completed on the assembly line or by outside third parties. The carrying value of these units includes all direct material and labor costs involved to complete the associated assembly.

Finished goods - Consists of completed units in market ready packaging. The carrying value of these units include the cost of components and materials, labor necessary to assemble them.

Obsolescence reserve - Management evaluated the inventory at December 31, 2015 and 2014 and provided an allowance for obsolescence of $7,750 and $0, respectively, primarily associated with production materials and sub-assemblies. Management’s evaluation for obsolescence includes identifying materials and components that are not currently or likely to be used in production in the near future as well as tracking certain components by lot number and expiry date.

NOTE 6. ADVANCES and LOANS RECEIVABLE

Advances and Loans Receivable as of December 31, 2015 and 2014 consisted of the following:

Other Current Assets
	2015	2014
Advances to officer	$893,372	$749,580
Advances to management	20,635	17,253
Advances to employees	14,167	15,890
	$928,174	$782,723

Advance to officer - Consists of funds advanced to the Company’s President and CEO, board member and shareholder. During September 2016, the advance to officer of $893,372 was repaid in full.

F-11

NOTE 6. ADVANCES and LOANS RECEIVABLE (continued)

Advances to management - Consists of funds advanced to the Director of Latin American Sales, board member and shareholder. During October 2016, $14,735 was repaid.

Loans to employees - Consists of funds loaned primarily to one employee. That employee has arranged a payback schedule and commencing in August 2016 began making agreed payments of approximately $950 per month.

NOTE 7. PROPERTY AND EQUIPMENT

Property and equipment as of December 31, 2015 and 2014 consisted of the following:

Fixed Assets
	Estimated Useful Lives	2015	2014
Computer Equipment & Software	5 yrs 200DDB	$10,244	$15,360
Equipment	5 yrs 200DDB	47,148	44,364
Furniture	7 yrs 200DDB	1,402	1,402
Lab Equipment	5 yrs 200DDB	23,220	70,166
Leasehold Improvements	15 yrs SL	40,445	40,445
Office Equipment	5 yrs 200DDB	1,990	4,206
Tools	5 yrs 200DDB	12,191	183,495
Total		136,640	359,438
Less Accumulated Depreciation		(123,704)	(336,671)
Property and Equipment, net		$12,936	$22,767

Depreciation expense for the years ended December 31, 2015 and 2014 totaled $9,212 and $5,840 respectively. Equipment additions during the year ended December 31, 2015 and 2014 were $0 and $1,659, respectively.

NOTE 8. OTHER ASSETS

Other assets as of December 31, 2015 and 2014 consisted of the following:

Other Assets
	2015	2014
Deposits	$8,362	$8,362
Patents	51,274	51,274
Less Amortization	(21,371)	(18,807)
	$38,265	$40,829

Amortization expense for the years ended December 31, 2015 and 2014 totaled $2,563 and $3,444 respectively. The Company has several patents most of which are dormant as the Company lacks the funds to properly commercialize them. The current products and planned future products rely on the “Express” patent, the costs of which are reflected above. This patent expires in 2026.

F-12

NOTE 9. LOAN PAYABLE - SHAREHOLDER

The Company received substantially all of its funding from its primary shareholder, who owns 98.9% of the Company as of December 31, 2015 and 2014. The Company borrowed $0 and $1,117,873 during the year ended December 31, 2015 and 2014, respectively. The loan is unsecured, payable on demand and earns interest at 0.21%. Accordingly, the Company recorded interest expense of $27,255 and $28,083 during the year ended December 31, 2015 and 2014, respectively.

NOTE 10. TRANSACTIONS with AFFILIATES

Transactions with affiliates as of December 31, 2015 and 2014 consisted of the following:

DTFAffiliates
	2015	2014
Due from CWW	$83,554	$83,554
Due from IDMS	(2,500)	—
Due from PROVET LABS	—	(329)
	81,054	83,225
Less: Allowance	—	—
	$81,054	$83,225

China World Wide (CWW) - was established 25 years ago to distribute certain third party products that are not competing with HDS products. HDS is affiliated with CWW through common ownership. From inception through 2007, CWW provided supplemental funding to HDS on a non-interest basis. At December 31, 2015 and 2014, HDS had an unpaid balance to CWW of $83,554. CWW has also assisted HDS in the development of its distribution and sourcing in China.

International Diagnostics and Medical Supply Corp. (IDMS) - was established 2 years ago to create hemodialysis facilities on a global scale. These services will not compete with HDS products. HDS is affiliated with IDMS through common ownership. Do to the high initial cost of establishing a hemodialysis facility, IDMS has not yet secured satisfactory funding to execute its business plan. Consequently, it has only engaged in minimal organizational activities. At December 31, 2015 HDS had an unpaid balance due from IDMS of $2,500 advanced to IDMS for legal fees incurred.

ProVet Labs (PROVET) - was established 7 years ago to provide rapid dialysis products for veterinary use. These services will not compete with HDS products. HDS is affiliated with PROVET through common ownership. PROVET has not yet secured satisfactory funding to execute its business plan. Consequently, it has only engaged in minimal organizational activities. At December 31, 2014 HDS had an unpaid balance due from PROVET of $329 advanced to PROVET for business licenses.

F-13

NOTE 11. LICENSES and PATENTS

All patents and licenses are held by Rapid Medical Diagnostics Corporation, an affiliate company through common owners. HDS licenses the rights to certain technologies used in the development, manufacture and commercialization of its products from RMD. Agreements covering these license arrangements were entered into on January 1, 2005 for a term of five years and may be automatically renewed annually, unless either party gives notice 60 days prior to the renewal date. To date the agreements have been renewed annually and are currently in effect. These agreements provide for royalties between the parties, once a commercialized product is marketed and begins distribution.

NOTE 12. COMMITMENTS and CONTINGENCIES

Legal contingencies

From time to time, the Company may be a defendant in pending or threatened legal proceeding arising in the normal course of its business. Management is not aware of any pending, threatened or asserted claims.

Lease commitments

Leases
	2016	2017	2018	2019	2020 and beyond	Total
HDS Office Lease	$13,696	$6,979	$—	$—	$—	$20,675
Auto Lease	12,259	11,789	11,789	3,930		39,767
Computer Equipment						—
Lease #1	3,291	823				4,114
Lease #2	1,663	1,663	139			3,465
	$30,909	$21,254	$11,928	$3,930	$—	$68,021

HDS Office Lease – Business lease for 5,627 square feet of office and storage space located at 10102 USA Today Way, Miramar FL 33025. The lease term is from May 12, 2012 through June 30, 2017. Having previously been extended, the lease provides no further renewal option. The above payment commitments reflect base rent, estimated common are maintenance costs and applicable sales tax.

Auto Lease – Closed end vehicle lease which called for 39 monthly payments of $1,099.85 for our CEO and President which expires in April of 2016 was replaced with a similar closed end vehicle lease which calls for 36 monthly payments of $982.39 expires April 7, 2019. The above payment commitments reflect both vehicle leases.

Computer Lease – Two leases were originated with the same supplier to provide office computer equipment. Lease #1 calls for 36 monthly payments of $274.21 commencing April 1, 2014 and expiring on March 31, 2017. Lease #2 calls for 36 monthly payments of $138.61 commencing February 19, 2015 and expiring on February 18, 2018.

F-14

NOTE 13. CUSTOMER and SUPPLIER CONCENTRATION

Customer concentration – The Company is currently in the process of commercializing its products and as of December 31, 2015 has not begun any substantial sales or marketing efforts. Accordingly, the Company has recorded only marginal sales to date, which were not of sufficient size to classify the customer as significant to the Company’s revenue. Those marginal sales primarily reflect instances where samples and trial products were shipped at a billable value.

Supplier concentration – As the Company is in the process of commercializing its products, the bulk of its purchasing activities are focused on regulatory, legal and consulting services rather than production or branding activities. As to production activities, alternate suppliers of components and raw materials are readily available should the need arise. Legal and consulting services generally relate to intellectual property, regulatory matters and financial consulting. There are a range of alternate consultants available to the Company should the need arise.

NOTE 14. SUBSEQUENT EVENTS

Advances to Shareholder/CEO - As of December 31, 2015, the Company had advanced $893,372 to its Shareholder/CEO. In September 2016, the Shareholder/CEO repaid the advances in full.

Loans from shareholder - During the period from January 1, 2016 through November 7, 2016, the Company has received an additional capital contribution of $884,500 from its principal shareholder. The Company also repaid $898,664 of the outstanding debt, bringing the total balance outstanding to $13,245,737. The loan bears interest at 0.21% in 2015, which was raised to 0.75% for 2016 and is payable on demand.

Letter of intent to be acquired (LOI) - On August 26, 2016 the Company received a Letter of Intent (“LOI”) from Generex Biotechnology Corporation (“Generex”) to acquire the Company.  Generex is a registrant under the Securities and Exchange Act of 1934.  Its common stock is traded over the counter under the symbol “GNBT”.  The terms of the agreement provide that:

•	HDS will –
o	issue a dedicated class of first ranking voting preferred securities representing 51% of the outstanding equity of the Company to Generex
o	deliver Stephen Berkman’s full and final release of all indebtedness owed by HDS and its affiliates to Generex
•	Generex will –
o	issue $250,000 worth of Generex restricted common stock plus 250,000 of restricted common shares to Stephen Berkman
o	also issue a warrant to acquire up to 15,000,000 shares of Generex common stock to Stephen Berkman
o	grant Stephen Berkman one seat on the Generex Board of Directors
o	If at any time during 36 months following the closing date, the aggregate value of the stock consideration is equal to or exceeds $15,000,000, be entitled to acquire 100% of the outstanding equity securities of HDS for $1.00.

This LOI expires on November 30, 2016.

F-15

HEMA DIAGNOSTIC SYSYTEMS, LLC and ASSOCIATES

CONDENSED COMBINED Unaudited Financial Statements

F-16

HEMA DIAGNOSTIC SYSTEMS, LLC and ASSOCIATES

Condensed Combined Balance Sheets

	September 30,	December 31,
	2016 (unaudited)	2015
ASSETS
CURRENT ASSETS:
Cash	$25,441	$29,928
Accounts receivable, net	7,571	5,604
Inventory, net	33,524	29,303
Advances and loan receivables	113,128	928,174
TOTAL CURRENT ASSETS	179,664	993,009

PROPERTY AND EQUIPMENT, NET	6,640	12,936
OTHER ASSETS, NET	36,343	38,265

TOTAL ASSETS	$222,647	$1,044,210

LIABILITIES AND OWNERS' DEFICIT
CURRENT LIABILITIES:
Accounts payable	$425,128	$368,618
Accrued interest	158,788	81,924
Customer deposits	59,775	59,775
Loan payables - shareholder	13,260,472	14,144,391
Due to affiliates	80,504	81,054
Other current liabilities	25,994	21,689
TOTAL CURRENT LIABILITIES	14,010,661	14,757,451

COMMITMENTS AND CONTINGENCIES

OWNERS' DEFICIT:
Owners equity	6,740,829	5,856,329
Accumulated deficit	(20,528,843)	(19,569,570)
TOTAL OWNERS' DEFICIT	(13,788,014)	(13,713,241)

TOTAL LIABILITIES AND OWNERS' DEFICIT	$222,647	$1,044,210

See accompanying notes to the condensed combined unaudited financial statements

F-17

HEMA DIAGNOSTIC SYSTEMS, LLC and ASSOCIATES

Condensed Combined Statements of Operations

(Unaudited)

	For the Nine Months Ended September 30,
	2016	2015
REVENUES, NET	$16,963	$4,828

COST OF REVENUES	12,414	2,788

GROSS PROFIT	4,549	2,040

OPERATING EXPENSES
Selling and Marketing Expenses	32,197	57,029
Research and Development	407,609	384,100
General and Administrative Expenses:
Personnel expense	212,920	193,220
Professional fees	147,787	6,428
Facilities	52,222	53,166
Other general and administrative expenses	36,613	32,272
TOTAL OPERATING EXPENSES	889,348	726,215

LOSS FROM OPERATIONS	(884,799)	(724,175)

OTHER INCOME (EXPENSE)
Interest income (expense), net	(79,572)	(24,874)
Other income (expense), net	5,098	2,445
TOTAL OTHER INCOME (EXPENSE)	(74,474)	(22,428)

NET LOSS	$(959,273)	$(746,603)

See accompanying notes to the condensed combined unaudited financial statements

F-18

HEMA DIAGNOSTIC SYSTEMS, LLC and ASSOCIATES

Condensed Combined Statements of Owners’ Deficit

For The Nine months ended September 30, 2016

(Unaudited)

	Common Stock
	Shares	Amount	Owners’ Equity	Accumulated Deficit	Total Owners’ Deficit
BALANCE AT JANUARY 1, 2016	100	0	$5,856,329	$(19,569,570)	$(13,713,241)
Capital contribution	—	—	884,500	—	884,500
Net Loss	—	—	—	(959,273)	(959,273)
BALANCE AT SEPTEMBER 30, 2016	100	0	$6,740,829	$(20,528,844)	$(13,788,014)

See accompanying notes to the condensed combined unaudited financial statements

F-19

HEMA DIAGNOSTIC SYSTEMS, LLC and ASSOCIATES

Condensed Combined Statements of Cash Flows

(Unaudited)

	For the Nine Months Ended September 30,
	2016	2015
CASH FLOW FROM OPERATING ACTIVITIES:
NET LOSS	$(959,273)	$(746,603)
ADJUSTMENTS TO RECONCILE NET LOSS TO NET CASH USED
IN OPERATING ACTIVITIES:
Depreciation and amortization	8,218	8,832
Changes in operating assets and liabilities:
(Increase) decrease in accounts receivable, net	(1,967)	(4,017)
(Increase) decrease in inventory	(4,221)	(3,469)
Increase in accounts payable and accrued expenses	56,511	6,926
Increase in customer deposits	76,863	24,520
Decrease in other current liabilities	4,305	3,199
Net cash used in operating activities	(819,564)	(710,612)

CASH FLOWS FROM INVESTING ACTIVITIES:
Employee advances	815,046	(105,592)
Decrease (increase) in other assets	—	(5,151)
Due to affiliates	(550)	—
Net cash used in investing activities	814,496	(110,742)

CASH FLOWS FROM FINANCING ACTIVITIES:
Capital contribution	884,500	793,400
Proceeds from shareholder loans	(883,919)	236
Net cash provided by financing activities	581	793,636

NET CHANGE IN CASH	(4,487)	(27,718)

CASH AT THE BEGINNING OF THE PERIOD	29,928	40,499
CASH AT THE END OF THE PERIOD	$25,441	$12,781

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid during the period for:
Income taxes	$—	$—
Interest	$—	$—

See accompanying notes to the condensed combined unaudited financial statements

F-20

HEMA DIAGNOSTIC SYSTEMS, LLC and ASSOCIATES

Notes to Condensed Combined Unaudited Financial Statements

For the Nine months ended September 30, 2016 and 2015 (unaudited)

NOTE 1. ORGANIZATION AND NATURE OF OPERATIONS

The Combined Financial Statements of Hema Diagnostic Systems, LLC and Associates (collectively the “Company”) include the accounts of Hema Diagnostic Systems, LLC; Hema Diagnostics Systems Panama, PTY and Rapid Medical Diagnostics, Corp. as the entities are under common control and management. All transactions and accounts between and among the entities have been eliminated. The Company has evaluated subsequent events through November 17, 2016, which is the date the Combined Financial Statements were available to be issued.

HEMA DIAGNOSTIC SYSTEMS, LLC (“HDS”), was founded to market and distribute certain third party medical testing device technology. When new and innovative medical device testing technology became available that was both proprietary from and competitive to the previous third party technology, the principals decided to pursue the commercialization of the new technologies. HDS, a Florida limited liability corporation founded December 14, 2000 and began operations in 2002 to perform product research and development, create distribution channels and sales and marketing and administration functions and is currently commercializing the new proprietary medical testing device patents and technology. HDS has not yet begun to generate significant revenues and is still in the process of perfecting production techniques and obtaining the appropriate certifications for a series of medical devices that will be able to detect certain diseases quickly and cost effectively.

HEMA DIAGNOSTICS SYSTEMS PANAMA, PTY (“HDP”) was established to distribute HDS products in Central and South America. HDS operates as the administration and disbursing arm for HDP. HDS is affiliated with HDP through common ownership and operates under a Management Services Agreements (“MSA”) that provides for the reimbursement of expenses incurred by HDS on behalf of its affiliates. HDS receives a service fee for performing these administration services as specified in the MSA agreements. The affiliate’s ability to repay HDS for funds advanced on their behalf, is entirely dependent on the successful commercialization of Rapid Medical Diagnostics technology and the resulting royalty payments generated there from.

RAPID MEDICAL DIAGNOSTICS, CORP. (“RMD”) was established to develop products and hold patents for HDS and is affiliated with HDS through common ownership and management. HDS operates as the administration and disbursing arm of RMD in accordance with a Management Services Agreements (“MSA”) between the parties that provides HDS a service fee for performing these administrative and disbursing services. Consequently, HDS records substantial amounts due from RMD as a result of transactions disbursed by HDS on RMD’s behalf. RMD’s ability to repay HDS for funds advanced on its behalf, is entirely dependent on the successful commercialization of RMD patents and technologies by HDS and the resulting royalty payments generated there from. RMD has licensed its patents and technologies exclusively to HDS, which will entitle RMD to receive royalties from HDS once those technologies achieve commercial viability. To date there has been no royalty paid to or earned by RMD. Correspondingly, HDS has waived its right to receive service fees under the MSA until HDS successfully commercializes RMD’s licensed technologies.

F-21

NOTE 2. GOING CONCERN

The accompanying combined financial statements have been prepared assuming that the Company will continue as a going concern. The Company generated net losses of approximately $959,000 for the nine months ended September 30, 2016. The net loss incurred in 2016 has resulted in an accumulated deficit of approximately $20,529,000 and a total Owners’ deficit of approximately $13,788,000 at September 30, 2016.

In response to the losses incurred in 2016, the Company continues to constantly evaluate and monitor its cash needs and existing cash burn rate, in order to make adjustments to its operating expenses. Cash on hand was approximately $25,000 at September 30, 2016.

No assurances can be given that the Company will achieve success in obtaining sufficient levels of end user sell-through necessary to fully sustain its operations, without seeking additional financing. The Company intends to pursue the equity transaction discussed in Note 14, seek additional lending, equity or joint venture partners. However, there can be no assurances that additional financing, if required, can be obtained, or obtained on reasonable terms acceptable to the Company.

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying unaudited condensed combined financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for interim financial information. Accordingly, they do not include all of the information and footnotes required by U.S. GAAP for complete financial statements. In the opinion of management, such statements include all adjustments (consisting only of normal recurring items) which are considered necessary for a fair presentation of the unaudited condensed combined financial position of Hema Diagnostic Systems, LLC and Associates as of September 30, 2016 and the unaudited condensed combined results of its operations and cash flows for the nine months ended September 30, 2016. The unaudited condensed combined results of operations for the nine months ended September 30, 2016 are not necessarily indicative of the operating results for the full year. It is recommended that these unaudited condensed combined financial statements be read in conjunction with the audited financial statements and related disclosures of the Company for the years ended December 31, 2015 and 2014.

Use of estimates

The preparation of combined financial statements in accordance with accounting principles generally accepted in the United States of America (“US-GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting periods. Actual results could differ from those estimates. Estimates which are particularly significant to the financial statements include estimates relating to the determination of impairment of assets, the useful life of property and equipment and the recoverability of advances.

F-22

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Cash and cash equivalents

The Company considers short-term interest bearing investments with initial maturities of three months or less to be cash equivalents. The Company has no cash equivalents at September 30, 2016 and December 31, 2015.

Inventory

Inventory is stated at the lower of cost or net realizable value. Cost is determined using the Weighted Average method. The Company periodically evaluates its inventory for any obsolete or slow moving items based on production lot# and advances in production design or technology. Any inventory determined to be obsolete or slow moving is removed from inventory and disposed or a provision is made to reduce slow moving inventory to its net realizable value. At September 30, 2016 and December 31, 2015, the Company recorded a reserve for obsolescence of $7,750 and $7,750, respectively.

Property and equipment

Property and equipment consists of furniture and office equipment, and is stated at cost less accumulated depreciation. Depreciation is determined by using the 200% double declining method for equipment and the straight- line method for leasehold improvements, over the estimated useful lives of the related assets, generally five to fifteen years.

Expenditures for repairs and maintenance of equipment are charged to expense as incurred. Major replacements and betterments are capitalized and depreciated over the remaining useful lives of the related assets.

Intangible assets, net

The Company’s intangible assets consist of patent patented technology. Amortization is computed by applying the straight line method based on the remaining patent life. The primary patent expires in 2024.

Impairment of Long-Lived Assets

The Company evaluates long-lived assets for impairment, including property, plant and equipment and intangible assets, when events or changes in circumstances indicate that the carrying value of such assets may not be recoverable or the assets are being held for sale. Upon the occurrence of a triggering event, the asset is reviewed to assess whether the estimated undiscounted cash flows expected from the use of the asset plus the residual value from the ultimate disposal exceeds the carrying value of the asset. If the carrying value exceeds the estimated recoverable amounts, the asset is written down to the estimated fair value. Any resulting impairment loss is reflected on the Combined Statements of Operations.

F-23

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Revenue recognition

The Company has yet to fully commercialize its products and secure appropriate permits and licenses necessary to begin full worldwide distribution. The Company has had negligible sales to date, primarily related to trial samples and evaluation of the efficacy and suitability of the products to specific target markets.

Sales and the related cost of sales are recognized primarily upon shipment of products (normally when title passes). The Company’s revenue recognition policies are in compliance with ASC Topic 605, which establishes criteria that must be satisfied before revenue is realized or realizable and earned.

The Company recognizes revenue when all of the following four criteria are met:

•                     persuasive evidence of a sales arrangement exists,

•                     delivery has occurred,

•                     the sales price is fixed or determinable and

•                     collectability is probable.

Income taxes

Hema Diagnostic Systems, LLC is a limited liability corporation. Rapid Medical Diagnostic Corp. is a Subchapter S corporation. Federal and state income tax regulations do not require a limited liability corporation or a Subchapter S corporation to pay income taxes. Rather each member’s allocable share of the profit or loss is reported in each member’s individual income tax return. Hema Diagnostics Systems Panama, PTY is a Panamanian company. Due to its operational losses, no taxes are required. Accordingly, no provision or liability for income taxes is reflected for this reporting entity in the accompanying financial statements. The Company’s 2012 – 2015 tax returns remain subject to examination by federal, state or foreign tax authorities.

Stock-Based payments

The Company accounts for transactions in which services are received in exchange for stock based on the fair value of such services received from non-employees, in accordance with ASC 505-50, "Equity Based Payments to Non-employees."

The Company follows ASC 718, "Compensation — Stock Compensation", in accounting for its stock based payments. This standard states that compensation cost or the value of stock issued for services are measured at the grant date based on the value of the stock granted and is recognized over the vesting or service period.

Risks and uncertainties

The Company’s business could be impacted by continuing price pressure on its product manufacturing, acceptance of its products in the market place, new competitors, changing federal and/or state legislation, new technologies and other factors. Adverse changes in these areas could negatively impact the Company’s financial position, results of operations and cash flows.

F-24

NOTE 4. RECENTLY ISSUED ACCOUNTING STANDARDS AND DEVELOPMENTS

Accounting standards promulgated by the FASB are subject to change.  Changes in such standards may have an impact on the Company’s future consolidated financial statements.  The following are a summary of recent accounting developments.

In February 2015, the FASB issued ASU 2015-02, Consolidation (Topic 810)—Amendments to the Consolidation Analysis (“ASU 2015-02”), which provides guidance on evaluating whether a reporting entity should consolidate certain legal entities. Specifically, the amendments modify the evaluation of whether limited partnerships and similar legal entities are variable interest entities (“VIEs”) or voting interest entities. Further, the amendments eliminate the presumption that a general partner should consolidate a limited partnership, as well as affect the consolidation analysis of reporting entities that are involved with VIEs, particularly those that have fee arrangements and related party relationships. ASU 2015-02 is effective for interim and annual reporting periods beginning after December 15, 2016, with early adoption permitted. A reporting entity may apply the amendments using a modified retrospective approach or a full retrospective application. The Company is currently evaluating the impact, if any, that adopting ASU 2015-02 will have on its combined financial statements.

In February 2016, the FASB issued ASU 2016-02, Leases, which will amend current lease accounting to require lessees to recognize (i) a lease liability, which is a lessee’s obligation to make lease payments arising from a lease, measured on a discounted basis, and (ii) a right-of-use asset, which is an asset that represents the lessee’s right to use, or control the use of, a specified asset for the lease term. ASU 2016-02 does not significantly change lease accounting requirements applicable to lessors; however, certain changes were made to align, where necessary, lessor accounting with the lessee accounting model. This standard will be effective for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. We are currently reviewing the provisions of this ASU to determine if there will be any impact on our results of operations, cash flows or financial condition.

In March 2016, the FASB issued ASU 2016-09, Compensation – Stock Compensation: Improvements to Employee Share-Based Payment Accounting, which relates to the accounting for employee share-based payments. This standard addresses several aspects of the accounting for share-based payment award transactions, including: (a) income tax consequences; (b) classification of awards as either equity or liabilities; and (c) classification on the statement of cash flows. This standard will be effective for fiscal years beginning after December 15, 2016, including interim periods within those fiscal years. We are currently reviewing the provisions of this ASU to determine if there will be any impact on our results of operations, cash flows or financial condition.

There were various other accounting standards and interpretations issued in 2015 and 2016, none of which are expected to have a material impact on the Company’s financial position, operations or cash flows.

F-25

NOTE 5. INVENTORY

Inventory at September 30, 2016 and December 31, 2015 consisted of the following:

Inventory
	2016	2015
Production materials	$33,964	$30,281
Sub-assemblies	4,031	5,001
Finished goods	3,279	1,771
	41,274	37,053
Less: Obsolescence reserve	(7,750)	(7,750)
	$33,524	$29,303

Production materials - Consists of certain subcomponents fabricated by outside third parties as well as other components purchased in bulk quantities. The carrying value of these units reflects their direct acquisition cost along with associated transportation costs to the Company’s assembly and packaging facilities.

Sub-assemblies - Consists of units partially completed on the assembly line or by outside third parties. The carrying value of these units includes all direct material and labor costs involved to complete the associated assembly.

Finished goods - Consists of completed units in market ready packaging. The carrying value of these units include the cost of components, materials and labor necessary to assemble them.

Obsolescence reserve - Management evaluated the inventory at September 30, 2016 and December 31, 2015 and provided an allowance for obsolescence of $7,750 and $7,750, respectively, primarily associated with production materials and sub-assemblies. Management’s evaluation for obsolescence includes identifying materials and components that are not currently or likely to be used in production in the near future as well as tracking certain components by lot number and expiry date.

NOTE 6. ADVANCES and LOANS RECEIVABLE

Advances and Loans Receivable as of September 30, 2016 and December 31, 2015 consisted of the following:

Other Current Assets
	2016	2015
Loan to officer	$78,331	$893,372
Employee advances	16,013	20,635
Loan to employees	18,784	14,167
	$113,128	$928,174

F-26

NOTE 6. ADVANCES and LOANS RECEIVABLE (continued)

Advance to officer - Consists of funds advanced to the Company’s President and CEO, board member and shareholder. During September 2016, the CEO repaid $897,000.

Advances to management - Consists of funds advanced to the Director of Latin American Sales, board member and shareholder. During October 2016, $14,735 was repaid.

Loans to employees - Consists of funds loaned primarily to one employee. That employee has arranged a payback schedule and commencing in August 2016 began making agreed payments of approximately $950 per month.

NOTE 7. PROPERTY AND EQUIPMENT

Property and equipment as of September 30, 2016 and December 31, 2015 consisted of the following:

Fixed Assets
	Estimated Useful Lives	2016	2015
Computer Equipment & Software	5 yrs 200DDB	$10,244	$10,244
Equipment	5 yrs 200DDB	47,148	47,148
Furniture	7 yrs 200DDB	1,402	1,402
Lab Equipment	5 yrs 200DDB	23,220	23,220
Leasehold Improvements	15 yrs SL	40,445	40,445
Office Equipment	5 yrs 200DDB	1,990	1,990
Tools	5 yrs 200DDB	12,191	12,191
Total		136,640	136,640
Less Accumulated Depreciation		(130,000)	(123,704)
Property and Equipment, net		$6,640	$12,936

Depreciation expense for the nine months ended September 30, 2016 and 2015 totaled $6,296 and $6,910, respectively.

NOTE 8. OTHER ASSETS

Other assets as of September 30, 2016 and December 31, 2015 consisted of the following:

Other Assets
	2016	2015
Deposits	$8,362	$8,362
Patents	51,274	51,274
Less Amortization	(23,294)	(21,371)
	—	—
	$36,343	$38,266

F-27

NOTE 8. OTHER ASSETS (continued)

Amortization expense for the nine months ended September 30, 2016 and 2015 totaled $1,922 and $1,922, respectively. The Company has several patents most of which are dormant as the Company lacks the funds to properly commercialize them. The current products and planned future products rely on the “Express” patent, the costs of which are reflected above. This patent expires in 2027.

NOTE 9. LOAN PAYABLE - SHAREHOLDER

The Company received substantially all of its funding from its primary shareholder, who owns 98.9% of the Company as of September 30, 2016. The Company borrowed no funds during the period from January 1, 2016 through September 30, 2016. However, the Company repaid $883,919 in September 2016. The loan is unsecured, payable on demand and earns interest for 2016 at 0.75%, which was increased from 0.21% for 2015. Accordingly, the Company recorded interest expense of $76,863 and $24,874 during the nine months ended September 30, 2016 and 2015, respectively..

NOTE 10. TRANSACTIONS with AFFILIATES

Transactions with affiliates as of September 30, 2016 and December 31, 2015 consisted of the following:

DTFAffiliates
	2016	2015
Due from HDS Panama	$—	$—
Due from IDMS	(2,500)	(2,500)
Due from RMD	(550)	—
Loan CWW	83,554	83,554
	80,504	81,054
Less: Allowance	—	—
	$80,504	$81,054

China World Wide (CWW) - was established 25 years ago to distribute certain third party products that are not competing with HDS products. HDS is affiliated with CWW through common ownership. From inception through 2007, CWW provided supplemental funding to HDS on a non-interest basis. At December 31, 2015 HDS had an unpaid balance to CWW of $83,554. CWW has also assisted HDS in the development of its distribution and sourcing in China.

International Diagnostics and Medical Supply Corp. (IDMS) - was established 2 years ago to create hemodialysis facilities on a global scale. These services will not compete with HDS products. HDS is affiliated with IDMS through common ownership. Do to the high initial cost of establishing a hemodialysis facility, IDMS has not yet secured satisfactory funding to execute its business plan. Consequently, it has only engaged in minimal organizational activities. At September 30, 2016 HDS had an unpaid balance due from IDMS of $2,500 advanced to IDMS for legal fees incurred.

F-28

NOTE 11. LICENSES and PATENTS

All patents and licenses are held by Rapid Medical Diagnostics Corporation, an affiliate company through common owners. HDS licenses the rights to certain technologies used in the development, manufacture and commercialization of its products from RMD. Agreements covering these license arrangements were entered into on January 1, 2005 for a term of five years and may be automatically renewed annually, unless either party gives notice 60 days prior to the renewal date. To date the agreements have been renewed annually and are currently in effect. These agreements provide for royalties between the parties, once a commercialized product is marketed and begins distribution.

NOTE 12. COMMITMENTS and CONTINGENCIES

Legal contingencies

From time to time, the Company may be a defendant in pending or threatened legal proceeding arising in the normal course of its business. Management is not aware of any pending, threatened or asserted claims.

Operating lease commitments

Leases
	2016	2017	2018	2019	2020 and beyond	Total
HDS Office Lease	$20,938	$41,876	$—	$—	$—	$62,814
Auto Lease	2,947	11,788	11,788	5,892		32,415
Computer Equipment						—
Lease #1	823	823				1,645
Lease #2	416	1,663	139			2,218
Office Copier	1,469	4,406	4,406	4,406	4,682	19,369
	$26,592	$60,556	$16,333	$10,298	$4,682	$118,461

HDS Office Lease – Business lease for 5,627 square feet of office and storage space located at 10102 USA Today Way, Miramar FL 33025. The lease term is from May 12, 2012 through June 30, 2017. Having previously been extended, the lease provides no further renewal option. The above payment commitments reflect base rent, estimated common are maintenance costs and applicable sales tax.

Auto Lease – Closed end vehicle lease which called for 39 monthly payments of $1,099 for our CEO and President which expires in April of 2016 was replaced with a similar closed end vehicle lease which calls for 36 monthly payments of $982 expires April 7, 2019. The above payment commitments reflect both vehicle leases.

F-29

NOTE 12. COMMITMENTS and CONTINGENCIES (continued)

Computer Lease – Two leases were originated with the same supplier to provide office computer equipment. Lease #1 calls for 36 monthly payments of $274 commencing April 1, 2014 and expiring on March 31, 2017. Lease #2 calls for 36 monthly payments of $139 commencing February 19, 2015 and expiring on February 18, 2018.

Copier Lease – The lease was originated to provide office copier equipment. The lease calls for 60 monthly payments of $367 commencing June 3, 2016 and expiring on May 3, 2021.

NOTE 13. CUSTOMER and SUPPLIER CONCENTRATION

Customer concentration – The Company is currently in the process of commercializing its products and as of September 30, 2016 has not begun any substantial sales or marketing efforts. Accordingly, the Company has recorded only marginal sales to date, which were not of sufficient size to classify the customer as significant to the Company’s revenue. Those marginal sales primarily reflect instances where samples and trial products were shipped at a billable value.

Supplier concentration – As the Company is in the process of commercializing its products, the bulk of its purchasing activities are focused on regulatory, legal and consulting services rather than production or branding activities. As to production activities, alternate suppliers of components and raw materials are readily available should the need arise. Legal and consulting services generally relate to intellectual property, regulatory matters and financial consulting. There are a range of alternate consultants available to the Company should the need arise.

NOTE 14. SUBSEQUENT EVENTS

Advances from shareholder - During the period from October 1, 2016 through November 17, 2016, the Company has received an additional capital contribution of $192,500 from its principal shareholder. The Company repaid $14,735 of its outstanding loan balance due to its principal shareholder, bringing the total balance outstanding to $13,245,737. The loan bears interest at 0.75% during 2016 and is payable on demand.

Letter of intent to be acquired (LOI) - On August 26, 2016 the Company received a Letter of Intent (“LOI”) from Generex Biotechnology Corporation (“Generex”) to acquire the Company.  Generex is a registrant under the Securities and Exchange Act of 1934.  Its common stock is traded over the counter under the symbol “GNBT”.  The terms of the agreement provide that:

•	HDS will –
o	issue a dedicated class of first ranking voting preferred securities representing 51% of the outstanding equity of the Company to Generex
o	deliver Stephen Berkman’s full and final release of all indebtedness owed by HDS and its affiliates to Generex

F-30

NOTE 14. SUBSEQUENT EVENTS (continued)

•	Generex will –
o	issue $250,000 worth of Generex restricted common stock plus 250,000 of restricted common shares to Stephen Berkman
o	also issue a warrant to acquire up to 15,000,000 shares of Generex common stock to Stephen Berkman
o	grant Stephen Berkman one seat on the Generex Board of Directors

o	If at any time during 36 months following the closing date, the aggregate value of the stock consideration is equal to or exceeds $15,000,000, be entitled to acquire 100% of the outstanding equity securities of HDS for $1.00.

This LOI expires on November 30, 2016.

F-31